EXHIBIT 10.66

AMENDMENT NO. 5
TO
AMENDED AND RESTATED EMPLOYMENT AGREEMENT

            This Amendment No. 5 (this “Amendment’) to Amended and Restated Employment Agreement, dated as of June 30, 2008, but effective as of July 1, 2008 (the “Effective Date”), is made by and between Vanguard Health Systems, Inc., a Delaware corporation (the “Company”), and Joseph D. Moore (the “Executive”).

            WHEREAS, the Company and the Executive executed a certain Amended and Restated Employment Agreement dated as of September 23, 2004; as amended by Amendment No. 1 dated as of December  1, 2004; as further amended by Amendment No. 2 dated as of December 1, 2005; as further amended by Amendment No. 3 dated as of October 1, 2007 but such Amendment No. 3 effective as of December 31, 2007;  and as further amended by Amendment No. 4 dated as of November 7, 2007 (collectively, the “EA”),  to secure the services of the Executive initially  as the Company’s Chief Financial Officer, Treasurer and Executive Vice President and on and after November 7, 2007, as  an Executive Vice President of the Company; and

            WHEREAS, the Company and the Executive wish to further amend the EA to reflect the Executive’s wish to reduce his hourly commitment of employment services to the Company under the EA.

            NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Company and the Executive hereby agree that the EA is further amended as follows, such amendments effective as of the Effective Date:

            1.         Defined Terms.  Except for those terms defined above, the definitions of capitalized terms used in this Amendment are as provided in the EA.

            2.         Amendment to Section 4.  Section 4 of the EA entitled “Duties and Reporting Relationship” is hereby amended by adding the following new sentence at the end thereof:

                        The term “full time basis”, as used in the previous sentence of this Section
                        4 shall mean 1,664 hours per year (or an average of 32 hours per week).

            3          Amendment to Section 6(a).  Section 6(a) of the EA entitled “Base Salary” is hereby deleted and replaced with the following new Section 6(a):

                        (a).  Base Salary.  Commencing July 1, 2008, the Executive’s base salary hereunder shall be $466,796 per year, payable semi-monthly. The Board shall review such base salary at least annually and make such adjustments from time to time as it may deem advisable, but the base salary shall not at

1

                        any time be reduced from the base salary in effect from time to time on and July 1, 2008.

              4.        Amendment to Subsection (i) of Section 10(d).  The number “$550,000” found at the end of Subsection (i) of Section 10(d) of the EA (which Section 10(d) is entitled “Termination by the Executive”) is hereby deleted and replaced with the number “$466,796”.

            5.         Ratification.  All other provisions of the EA remain unchanged and are hereby ratified by the Company and the Executive.

            IN WITNESS WHEREOF, the Company has caused this Amendment to be executed by its duly authorized officer and the Executive has executed this Amendment, each as of the day and year first set forth above.

                                                                        Vanguard Health Systems, Inc.

                                                                        By:       /s/ Ronald P. Soltman
                                                                                    Ronald P. Soltman
                                                                                    Executive Vice President

                                                                        Executive:

                                                                        /s/ Joseph D. Moore
                                                                        Joseph D. Moore

2